UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

The Beachbody Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The Beachbody Company, Inc. Important Notice Proxy Regarding Materials the Availability of P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting 20, To 2023 Be Held on For Stockholders November of record as of September 22, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/BODY To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/BODY Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before November 10, 2023. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/BODY (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. The Beachbody Company, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Monday, November 20, 2023 Time: 11:00 AM, Pacific Time Place: To be held virtually — please visit www.proxydocs.com/BODY for additional information on virtual meeting registration. You must register to attend the meeting by November 19, 2023 5:00PM PT online at www.proxydocs.com/BODY SEE REVERSE FOR FULL AGENDA

The Beachbody Company, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. Election of nine nominees named in the proxy statement to serve on the Board of Directors. 1.01 Mary Conlin 1.02 Carl Daikeler 1.03 Kristin Frank 1.04 Mark Goldston 1.05 Michael Heller 1.06 Ann Lundy 1.07 Kevin Mayer 1.08 John Salter 1.09 Ben Van de Bunt 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. 3. Advisory approval of the Company’s executive compensation. 4. Authorization of the Board to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of all of the Company’s issued and outstanding common stock by a ratio in the range of 1-for-10 to 1-for-50. Note: Any other business which may properly come before the annual meeting or any adjournment or postponement. In addition to the business to be transacted as described above, management will speak on our developments of the past year and respond to questions of general interest to stockholders.